UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2007


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




       Delaware                       1-6807                    56-0942963
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                   Identification No.)




P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                            28201-1017
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

         On June 19, 2007, Family Dollar Stores, Inc. (the "Company") issued a news release announcing that the Company's Board of Directors has authorized the Company to purchase an additional five million shares of the Company's common stock. This authorization continues the Company's share repurchase program that began in October 2002.

         A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.



Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits
     --------

99 - News Release dated June 19, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FAMILY DOLLAR STORES, INC.
                                      --------------------------
                                          (Registrant)


Date:   June 19, 2007             By: /s/ Janet G. Kelley
                                      -----------------------------------------
                                      Janet G. Kelley
                                      Senior Vice President-General Counsel and
                                      Secretary

Exhibit Index
-------------

Exhibit No.                             Document Description
-----------                             --------------------
99                                      News Release dated June 19, 2007